(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


MuniYield Pennsylvania
Insured Fund


www.mlim.ml.com



MuniYield Pennsylvania Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Pennsylvania Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Pennsylvania Insured Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD PENNSYLVANIA INSURED FUND


The Benefits
And Risks of
Leveraging


MuniYield Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Pennsylvania Insured Fund, April 30, 2002


DEAR SHAREHOLDER


For the six months ended April 30, 2002, the Common Shares of MuniYield Pennsylvania Insured Fund earned $0.486 per share income dividends, which included earned and unpaid dividends of $0.082. This represents a net annualized yield of 6.63%, based on a month-end net asset value of $14.79 per share. For the six-month period April 30, 2002, the total investment return of the Fund's Common Shares was +0.66%, based on a change in per share net asset value from $15.19 to $14.79, and assuming reinvestment of $0.483 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Shares had an average yield of 1.42% for Series A and 1.50% for Series B.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April 30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
For the six-month period ended April 30, 2002, our investment strategy was to enhance the Fund's level of tax-exempt income and moderate its net asset value volatility. Therefore, we focused on the acquisition of higher-coupon securities in the 20-year maturity range. As a result of the municipal bond market's steep yield curve, these longer intermediate issues represent more than 90% of the yield average in the entire yield curve. We continued to emphasize high credit quality, with 87.6% of the Fund's holdings rated AA or higher by at least one of the major bond rating agencies.

Looking ahead, the investment issues are: When will the economy recover? And, how strong will the improvement be? The response to both is uncertain. There are some signs of improved economic activity, however, profitability remains a concern. Also the rising anxieties over earnings credibility could affect investor and consumer confidence. Given this environment, our market outlook is positive. We will seek opportunities to add longer intermediate sector bonds and remain largely fully invested in an effort to enhance shareholder income. If either the US economy or equity markets display additional weakness, or strength, we are prepared to adopt a more constructive or defensive investment stance as appropriate.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, has generated a material income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should short-term tax-exempt rates rise, the benefits of leveraging will diminish and the yield paid to the Common Shareholders will decline. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)



MuniYield Pennsylvania Insured Fund, April 30, 2002


In Conclusion
We appreciate your continuing interest in MuniYield Pennsylvania
Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



June 3, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield
Pennsylvania Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2002. A description of the proposal and number of shares voted are as follows:



                                                                        Shares Voted    Shares Withheld
                                                                            For           From Voting
1. To elect the Fund's Trustees:                  Terry K. Glenn         7,105,984          87,098
                                                  J. Thomas Touchton     7,110,357          82,725
                                                  Fred G. Weiss          7,107,032          86,050



During the six-month period ended April 30, 2002, MuniYield
Pennsylvania Insured Fund's Preferred Shareholders (Series A and B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2002. A description of the proposal and number of shares voted are as follows:



                                                                        Shares Voted    Shares Withheld
                                                                            For           From Voting
1. To elect the Fund's Trustees: Terry K. Glenn, M. Colyer Crum,
   Laurie Simon Hodrick, J. Thomas Touchton and Fred G. Weiss              3,296              0



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
Pennsylvania--  AA-       NR*     $ 3,500   Allegheny County, Pennsylvania, Higher Education Building
140.3%                                      Authority, University Revenue Bonds (Carnegie Mellon University),
                                            5.25% due 3/01/2032                                                   $   3,486

                AAA       Aaa       2,000   Allegheny County, Pennsylvania, Hospital Development Authority
                                            Revenue Bonds (Allegheny General Hospital Project), Series A,
                                            6.25% due 9/01/2007 (d)(e)                                                2,271

                AAA       Aaa       6,000   Allegheny County, Pennsylvania, Port Authority, Special
                                            Transportation Revenue Bonds, 6% due 3/01/2009 (d)(e)(i)                  6,815

                                            Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                                            Revenue Bonds (d):
                AAA       Aaa       3,660     5.75% due 12/01/2018                                                    3,943
                AAA       Aaa      10,000     5.375% due 12/01/2024                                                  10,127
                AAA       Aaa       9,000     5.50% due 12/01/2024                                                    9,291

                AAA       Aaa       2,550   Berks County, Pennsylvania, GO, Refunding, 5.85% due
                                            11/15/2018 (c)                                                            2,640

                NR*       Aaa       4,500   Bucks County, Pennsylvania, Water and Sewer Authority, Revenue
                                            Refunding Bonds (Neshaminy Interceptor Sewer System), 5.60% due
                                            6/01/2024 (a)                                                             4,639

                AAA       Aaa       4,000   Gettysburg, Pennsylvania, Municipal Authority, College Revenue
                                            Refunding Bonds, 5% due 8/15/2023 (d)                                     3,923

                AAA       Aaa       3,280   Johnstown, Pennsylvania, GO, Refunding, 6.45% due 10/01/2019 (c)          3,532

                AAA       Aaa       7,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue
                                            Bonds (Saint Luke's Hospital--Bethlehem), 6.25% due 7/01/2022 (a)         7,175

                AAA       Aaa      10,750   Lehigh County, Pennsylvania, IDA, PCR, Refunding
                                            (Pennsylvania Power and Light Company Project), Series A,
                                            6.40% due 11/01/2021 (d)                                                 11,150

                NR*       A3        1,500   Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                            Bonds (Pennsylvania Gas and Water Company Project), AMT,
                                            Series B, 7.125% due 12/01/2022                                           1,545

                                            Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                            Refunding Bonds (Pennsylvania Gas and Water Company Project),
                                            AMT, Series A:
                NR*       A3        2,500     7.20% due 10/01/2017                                                    2,571
                AAA       Aaa       5,000     7% due 12/01/2017 (a)                                                   5,556

                AAA       Aaa       1,025   North Huntingdon Township, Pennsylvania, Municipal Revenue
                                            Refunding Bonds, 5.50% due 4/01/2015 (a)                                  1,092

                AAA       Aaa       4,000   Norwin, Pennsylvania, School District, GO, 6% due 4/01/2010 (c)(e)        4,535

                NR*       Aaa       3,055   Pennsbury, Pennsylvania, School District, GO, Refunding,
                                            5.50% due 1/15/2020 (c)                                                   3,186

                BBB       Baa2      6,500   Pennsylvania Economic Development Financing Authority,
                                            Wastewater Treatment Revenue Bonds (Sun Company Inc.--
                                            R & M Project), AMT, Series A, 7.60% due 12/01/2024                       6,951



Portfolio
Abbreviations


To simplify the listings of MuniYield Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Pennsylvania Insured Fund, April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)

                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
Pennsylvania    AAA       Aaa     $ 2,000   Pennsylvania HFA, Rental Housing Revenue Refunding Bonds,
(concluded)                                 6.50% due 7/01/2023 (d)                                               $   2,049

                AA+       Aa2       2,000   Pennsylvania HFA, Revenue Bonds, RIB, AMT, 10.291% due
                                            4/01/2025 (g)                                                             2,025

                AAA       Aaa       8,000   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 70A,
                                            5.80% due 10/01/2021 (d)                                                  8,174

                                            Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT (d):
                AAA       Aaa       1,200     Series 39B, 6.875% due 10/01/2024                                       1,247
                AAA       Aaa       1,760     Series 41B, 6.65% due 4/01/2025                                         1,824
                AAA       Aaa       1,700     Series 60A, 5.85% due 10/01/2027                                        1,732

                                            Pennsylvania State, GO:
                AAA       NR*       5,000     5.25% due 2/01/2017 (f)                                                 5,177
                AAA       Aaa       2,500     First Series, 5% due 6/01/2017 (d)                                      2,533
                AAA       Aaa       3,015     First Series, 5% due 6/01/2018 (d)                                      3,039
                NR*       Aaa       5,500     RIB, Series 465X, 9.51% due 10/01/2019 (d)(g)                           6,258
                AAA       Aaa       5,770     Refunding, First Series, 6% due 1/15/2017 (d)                           6,353
                AAA       Aaa       3,000     Third Series, 5% due 12/01/2018 (c)                                     3,023

                AAA       Aaa       1,690   Pennsylvania State Higher Educational Facilities Authority,
                                            College and University Revenue Bonds (Marywood University
                                            Project), 5.50% due 6/01/2018 (d)                                         1,757

                AA        NR*       4,000   Pennsylvania State Higher Educational Facilities Authority,
                                            College and University Revenue Refunding Bonds (University of
                                            the Arts), 5.75% due 3/15/2030                                            4,058

                                            Pennsylvania State Higher Educational Facilities Authority
                                            Revenue Bonds (UPMC Health System), Series A:
                AAA       Aaa         175     5% due 8/01/2005 (f)                                                      185
                A+        NR*       4,750     6% due 1/15/2022                                                        4,798

                                            Pennsylvania State Higher Educational Facilities Authority,
                                            Revenue Refunding Bonds:
                A1+       NR*       2,000     (Carnegie Mellon University), VRDN, Series C, 1.70% due
                                              11/01/2029 (h)                                                          2,000
                AA        Baa3      1,400     (Philadelphia University), 6% due 6/01/2029                             1,456

                AAA       Aaa       4,000   Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                            Revenue Refunding Bonds, Senior Series A, 5% due 12/01/2023 (a)           3,922

                                            Philadelphia, Pennsylvania, Authority for Industrial
                                            Development, Airport Revenue Refunding Bonds (Philadelphia
                                            Airport System Project), AMT, Series A (c):
                AAA       Aaa       4,000     5.50% due 7/01/2017                                                     4,113
                AAA       Aaa       3,655     5.50% due 7/01/2018                                                     3,740

                                            Philadelphia, Pennsylvania, Authority for Industrial
                                            Development, Lease Revenue Bonds:
                AAA       Aaa       9,125     (City of Philadelphia Project), Series A, 5.375% due
                                              2/15/2027 (d)                                                           9,177
                AAA       Aaa       3,000     Series B, 5.50% due 10/01/2020 (f)                                      3,108
                AAA       Aaa       4,680     Series B, 5.50% due 10/01/2021 (f)                                      4,837

                AAA       Aaa       1,690   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Third
                                            Series, 5.50% due 8/01/2016 (f)                                           1,789

                A1+       VMIG1++   3,700   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                            Facilities Authority, Hospital Revenue Bonds (Children's
                                            Hospital of Philadelphia Project), VRDN, Series A, 1.70%
                                            due 3/01/2027 (h)                                                         3,700

                AAA       NR*       3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                            Facilities Authority, Hospital Revenue Refunding Bonds
                                            (Presbyterian Medical Center), 6.65% due 12/01/2019 (b)                   3,573

                AAA       Aaa       2,000   Philadelphia, Pennsylvania, Parking Authority, Airport Parking
                                            Revenue Bonds, 5.625% due 9/01/2015 (f)                                   2,141

                AAA       Aaa       1,750   Philadelphia, Pennsylvania, Redevelopment Authority Revenue
                                            Bonds (Neighborhood Transformation), Series A, 5.50% due
                                            4/15/2022 (c)                                                             1,805

                                            Philadelphia, Pennsylvania, School District, GO:
                AAA       Aaa       2,000     Series A, 5.50% due 2/01/2021 (f)                                       2,075
                AAA       Aaa       7,150     Series A, 5.75% due 2/01/2030 (f)                                       7,490
                AAA       Aaa       7,000     Series B, 5.375% due 4/01/2027 (a)                                      7,044

                AAA       Aaa       3,070   Pittsburgh, Pennsylvania, GO, Series A, 5.65% due 9/01/2009 (c)(e)        3,420

                                            Pittsburgh, Pennsylvania, Public Parking Authority, Parking
                                            Revenue Bonds (a):
                AAA       Aaa       1,460     5.80% due 12/01/2017                                                    1,566
                AAA       Aaa       1,525     5.85% due 12/01/2018                                                    1,636

                AAA       Aaa       3,405   Pittsburgh, Pennsylvania, School District, GO, 5.50% due
                                            9/01/2018 (f)                                                             3,527

                A-        NR*       3,100   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                            Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031                   3,102

                A1+       NR*       2,400   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                            Refunding Bonds (Northeastern Power Company), VRDN, Series A,
                                            1.75% due 12/01/2022 (h)                                                  2,400

                                            Southeastern Pennsylvania Transportation Authority, Special
                                            Revenue Bonds (c):
                AAA       Aaa       4,500     5.375% due 3/01/2017                                                    4,646
                AAA       Aaa       2,525     5.375% due 3/01/2022                                                    2,563

                AAA       Aaa       3,500   Washington County, Pennsylvania, Capital Funding Authority
                                            Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                            due 12/01/2029 (a)                                                        3,880


Puerto Rico--   AAA       NR*       7,500   Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
10.5%                                       9.124% due 7/01/2017 (g)                                                  8,756

                A         Baa1      1,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                            Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (f)              1,054

                AAA       Aaa       3,000   Puerto Rico Commonwealth, Public Improvement, GO, 5.50% due
                                            7/01/2015 (f)                                                             3,332

                NR*       Aaa       4,365   Puerto Rico Public Finance Corporation Revenue Refunding Bonds,
                                            RIB, Series 522X, 8.92% due 8/01/2022 (d)(g)                              4,676


                Total Investments (Cost--$243,447)--150.8%                                                          255,188
                Variation Margin on Financial Futures Contracts**--0.0%                                                (24)
                Other Assets Less Liabilities--1.2%                                                                   2,086
                Preferred Shares, at Redemption Value--(52.0%)                                                     (88,014)
                                                                                                                  ---------
                Net Assets, Applicable to Common Shares--100.0%                                                   $ 169,236
                                                                                                                  =========

(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)FSA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(i)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Financial futures contracts sold as of April 30, 2002 were as follows:

Number of                       Expiration
Contracts        Issue             Date            Value

  219      US Treasury Bonds    June 2002       $ 23,118,187
                                                ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$23,138,719)             $ 23,118,187
                                                ============

++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, April 30, 2002


STATEMENT OF NET ASSETS


                  As of April 30, 2002
Assets:           Investments, at value (identified cost--$243,446,923)                                       $ 255,187,525
                  Cash                                                                                               89,302
                  Interest receivable                                                                             4,075,581
                  Prepaid expenses and other assets                                                                  14,785
                                                                                                              -------------
                  Total assets                                                                                  259,367,193
                                                                                                              -------------

Liabilities:      Payables:
                     Securities purchased                                                   $   1,799,397
                     Dividends to shareholders                                                    159,742
                     Investment adviser                                                           105,251
                     Variation margin                                                              23,953         2,088,343
                                                                                            -------------
                  Accrued expenses and other liabilities                                                             28,309
                                                                                                              -------------
                  Total liabilities                                                                               2,116,652
                                                                                                              -------------

Preferred         Preferred Shares, par value $.05 per share (3,520 shares of AMPS*
Shares:           issued and outstanding at $25,000 per share liquidation preference)                            88,014,266
                                                                                                              -------------

Net Assets        Net assets applicable to Common Shares                                                      $ 169,236,275
Applicable To                                                                                                 =============
Common Shares:

Analysis of       Common Shares, par value $.10 per share (11,444,706 shares
Net Assets        issued and outstanding)                                                                      $  1,144,471
Applicable to     Paid-in capital in excess of par                                                              170,187,943
Common Shares:    Undistributed investment income--net                                                            1,475,514
                  Accumulated realized capital losses on investments--net                                      (15,332,787)
                  Unrealized appreciation on investments--net                                                    11,761,134
                                                                                                              -------------
                  Total--Equivalent to $14.79 net asset value per Common Share
                  (market price--$14.22)                                                                      $ 169,236,275
                                                                                                              =============

*Auction Market Preferred Shares.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                  For the Six Months Ended April 30, 2002
Investment        Interest                                                                                    $   7,204,320
Income:

Expenses:         Investment advisory fees                                                  $     638,164
                  Commission fees                                                                 114,119
                  Accounting services                                                              54,009
                  Professional fees                                                                41,948
                  Transfer agent fees                                                              26,156
                  Printing and shareholder reports                                                 15,733
                  Listing fees                                                                     14,309
                  Trustees' fees and expenses                                                      13,548
                  Custodian fees                                                                    7,340
                  Pricing fees                                                                      5,919
                  Other                                                                            16,338
                                                                                            -------------
                  Total expenses                                                                                    947,583
                                                                                                              -------------
                  Investment income--net                                                                          6,256,737
                                                                                                              -------------

Realized &        Realized gain on investments--net                                                                 534,449
Unrealized        Change in unrealized appreciation on investments--net                                         (5,214,098)
Gain (Loss) on                                                                                                -------------
Investments--Net: Total realized and unrealized loss on investments--net                                        (4,679,649)
                                                                                                              -------------

Dividends to      Investment income--net                                                                          (638,829)
Preferred                                                                                                     -------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                        $     938,259
                                                                                                              =============

See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                  Increase (Decrease) in Net Assets:                                             2002              2001++
Operations:       Investment income--net                                                    $   6,256,737     $  12,295,597
                  Realized gain on investments--net                                               534,449         2,247,789
                  Change in unrealized appreciation on investments--net                       (5,214,098)         9,537,502
                  Dividends to Preferred Shareholders                                           (638,829)       (2,736,474)
                                                                                            -------------     -------------
                  Net increase in net assets resulting from operations                            938,259        21,344,414
                                                                                            -------------     -------------

Dividends to      Investment income--net                                                      (5,525,263)       (9,531,535)
Common                                                                                      -------------     -------------
Shareholders:     Net decrease in net assets resulting from dividends to
                  Common Shareholders                                                         (5,525,263)       (9,531,535)
                                                                                            -------------     -------------

Capital Share     Value of shares issued to Common Shareholders in
Transactions:     reinvestment of dividends                                                       158,295                --
                                                                                            -------------     -------------

Net Assets        Total increase (decrease) in net assets applicable to
Applicable        Common Shares                                                               (4,428,709)        11,812,879
To Common Shares: Beginning of period                                                         173,664,984       161,852,105
                                                                                            -------------     -------------
                  End of period*                                                            $ 169,236,275     $ 173,664,984
                                                                                            =============     =============

                  *Undistributed investment income--net                                     $   1,475,514     $   1,288,949
                                                                                            =============     =============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of period        $   15.19    $   14.16    $   13.62    $   16.01    $   15.86
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                            .55         1.07          .99         1.05         1.12
                  Realized and unrealized gain (loss)
                  on investments--net                             (.41)         1.03          .65       (1.87)          .46
                  Dividends and distributions to
                  Preferred Shareholders:
                     Investment income--net                       (.06)        (.24)        (.30)        (.19)        (.18)
                     Realized gain on investments--net               --           --           --        (.03)        (.10)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.03)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .08         1.86         1.34       (1.07)         1.30
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Shareholders:
                     Investment income--net                       (.48)        (.83)        (.80)        (.87)        (.88)
                     Realized gain on investments--net               --           --           --        (.25)        (.27)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.20)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Shareholders                             (.48)        (.83)        (.80)       (1.32)       (1.15)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   14.79    $   15.19    $   14.16    $   13.62    $   16.01
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   14.22    $   14.96    $   11.75    $   12.25    $   16.50
                                                              =========    =========    =========    =========    =========

Total             Based on market price per share            (1.73%)+++       35.32%        2.46%     (18.98%)       19.82%
Investment                                                    =========    =========    =========    =========    =========
Return:**         Based on net asset value per share            .66%+++       14.02%       11.06%      (7.16%)        8.58%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses, excluding
Average Net       reorganization expenses***                     1.13%*        1.16%        1.18%        1.15%        1.11%
Assets of                                                     =========    =========    =========    =========    =========
Common Shares:    Total expenses***                              1.13%*        1.16%        1.46%        1.15%        1.11%
                                                              =========    =========    =========    =========    =========
                  Total investment income--net***                7.44%*        7.28%        7.58%        7.00%        7.01%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Shareholders                                    .76%*        1.62%        2.21%        1.24%        1.15%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Shareholders                                   6.68%*        5.66%        5.37%        5.76%        5.86%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses, excluding
Average Net       reorganization expenses                         .74%*         .76%         .76%         .79%         .77%
Assets of                                                     =========    =========    =========    =========    =========
Common &          Total expenses                                  .74%*         .76%         .94%         .79%         .77%
Preferred                                                     =========    =========    =========    =========    =========
Shares:***        Total investment income--net                   4.90%*        4.78%        4.89%        4.82%        4.90%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Dividends to Preferred Shareholders            1.46%*        3.11%        4.01%        2.73%        2.62%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Shares:

Supplemental      Net assets, net of Preferred Shares,
Data:             end of period (in thousands)                $ 169,236    $ 173,665    $ 161,852    $  80,246    $  92,767
                                                              =========    =========    =========    =========    =========
                  Preferred Shares outstanding, end of
                  period (in thousands)                       $  88,000    $  88,000    $  88,000    $  40,000    $  40,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             21.22%       69.58%       37.77%       53.28%       60.52%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   2,923    $   2,973    $   2,839    $   3,006    $   3,319
                                                              =========    =========    =========    =========    =========

Dividends Per     Series A--Investment income--net            $     176    $     781    $     986    $     681    $     655
Share On                                                      =========    =========    =========    =========    =========
Preferred         Series B--Investment income--net            $     186    $     774    $     753           --           --
Shares                                                        =========    =========    =========    =========    =========
Outstanding:++


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Shareholders.
++The Fund's Preferred Shares were issued on November 30, 1992
(Series A) and February 7, 2000 (Series B).
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $93,920 increase in cost of securities (which in return results in a corresponding $93,920 decrease in net unrealized appreciation and a corresponding $93,920 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $16,325, decrease net unrealized appreciation by $90,624 and decrease net realized capital gains by $19,621. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

For the six months ended April 30, 2002, the Fund reimbursed FAM
$5,956 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $53,059,868 and $58,679,846, respectively.

Net realized gains (losses) for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Gains

Long-term investments               $    858,515       $ 11,740,602
Financial futures contracts            (324,066)             20,532
                                    ------------       ------------
Total                               $    534,449       $ 11,761,134
                                    ============       ============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $11,831,227, of which $12,290,050 related to appreciated securities and $458,823 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $243,356,298.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2002 increased by 10,674 as a result of dividend reinvestment and during the year ended October 31, 2001 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were 1.50% for Series A and 1.55% for Series B.

Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $122,395 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carry-forward of approximately $14,671,000, of which $2,713,000 expires in 2002, $954,000 expires in 2003, $1,637,000 expires in 2006, $1,782,000 expires in 2007 and $7,585,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 8, 2002 the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.082000 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.



MuniYield Pennsylvania Insured Fund, April 30, 2002


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

                                      Percent of
S&P Rating/Moody's Rating            Total Assets

AAA/Aaa                                  83.3%
AA/Aa                                     4.3
A/A                                       5.0
BBB/Baa                                   2.7
Other*                                    3.1


*Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary


Vincent R. Giordano, Senior Vice President of MuniYield Pennsylvania Insured Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Giordano well in his retirement.



Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MPA